Exhibit 99.1

THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF PRIVATEBANCORP, INC. ON THE BASIS OF SUCH OFFICER'S KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  CERTIFICATION
                                  -------------

         In connection with the Quarterly Report of PrivateBancorp, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on May 14, 2003 (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         By:      /s/ Ralph B. Mandell
                                                  ----------------------------
                                         Name:    Ralph B. Mandell
                                         Title:   Chairman, President and
                                                  Chief Executive Officer
                                         Date:    May 14, 2003


                                         By:      /s/ Dennis L. Klaeser
                                                  ----------------------------
                                         Name:    Dennis L. Klaeser
                                         Title:   Chief Financial Officer
                                         Date:    May 14, 2003









A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request. This certification accompanies the Report and shall not be treated as having been filed as part of the Report.